PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

Supplement dated December 19, 2014

to the

Prospectus and Statement of Additional Information each dated July 31, 2014

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On December 4, 2014, the Board of Trustees of Philadelphia Investment Partners New Generation Fund (the “Trust”), on behalf of Philadelphia Investment Partners New Generation Fund (the "Fund"), elected to change the method used to price option contracts.  Any contrary references in the Fund's Prospectus and Statement of Additional Information should be disregarded.

The following replaces the third paragraph under “Pricing of Fund Shares” in the “YOUR INVESTMENT” section on page 13 of the Prospectus in its entirety:

Options and futures contracts traded on a securities exchange or board of trade generally are valued at the closing mid-market on the principal exchange where they are traded. Options on indices are valued at the closing mid-market price. If such prices are not available, options and futures contracts are valued by the Adviser, pursuant to guidelines established by the Board of Trustees and under the ultimate oversight of the Board of Trustees, at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the markets where such securities and derivatives trade, such as security and bond prices, and interest rates.

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This Supplement, and the Prospectus and Statement of Additional Information both dated July 31, 2014, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated July 31, 2014, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1 (888) 686-2729 or by visiting www.piplp.com.

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